SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K/A2
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  11/2/2009

Great Wall Builders Ltd.,
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Texas	333-153182	71-1051037
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

2620 Fountainview #115B
Houston, Texas 77057
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

281-575-0636
 (ISSUER TELEPHONE NUMBER)

 (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 4.01   Change in Registrant’ s Certifying Accountant.

On 11/2/2009,  De Joya Griffith, LLC ( De Joya Griffith)  resigned as our independent registered public accounting firm. We engaged a new independent registered public accounting firm, Anton & Chia LLP (Anton & Chia) on 11/3/2009. Pursuant to Item 304(a) of Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, we report as follows:

(i)	De Joya Griffith, LLC resigned as our independent registered public accounting firm effective on 11/2/2009.
(ii)
De Joya Griffith, LLC has been our auditors since 09/3/2009 and De Joya Griffith has not filed any reports on our financial statements and therefore did not contain any adverse opinions or disclaimers of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii)	The resignation of De Joya Griffith and engagement of Anton & Chia was approved by our board of directors.
iv)
We and De Joya Griffith did not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, which disagreements, if not resolved to the satisfaction of De Joya Griffith, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  There were disagreements with regards to auditing scope or procedure for the audited financials.
(A) Our disagreement with our former accountant, De Joya Griffith, LLC was due to the impending deadline for 10K filing; the registrant was unable to provide documents to our former accountant on a timely manner.
 (B) The registrant has authorized our former accountant, De Joya Griffith, LLC,to respond fully to the inquiries of our successor accountant, Anton & Chia LLP.

(v)	During the period from Sept.3, 2009 through the date of resignation, we did not experience any reportable events.
On 11/3/2009, we engaged Anton & Chia to be our independent registered public accounting firm.
(i)
Prior to engaging Anton & Chia, we had not consulted Anton & Chia regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did we consult with Anton & Chia regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

(ii)	We did not have any disagreements other than mentioned above with De Joya Griffith and therefore did not discuss any past disagreements with De Joya Griffith.

(c )  On Nov. 16, 2009, the Company provided De Joya Griffith, LLC, with a copy of the disclosures it is making in this Current Report on Form 8-K/A (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”).  The Company requested that De Joya Griffith, LLC furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. On November 24, 2009, We have obtained an updated Exhibit 16.1 letter from the Firm. It is incorporated herein as part of this 8k/A2 filing.

Item 9.01  Financial Statement and Exhibits.

(a)	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         N/A

(b)	PRO FORMA FINANCIAL INFORMATION.

         N/A

(d)	EXHIBITS

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 16.1	De Joya Griffith, LLC Consent Letter

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Great Wall Builders Ltd.,
11/24, 2009	By:	/s/ Tian Jia
Tian Jia
Title: Chief Executive Officer and Chief Financial Officer